EXHIBIT 23.(c)

         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 1, 1995, with respect to Cablevision Industries Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in each of the following:

   1.   Registration Statement No. 333-11471 on Form S-4 for Time
          Warner Inc. (formerly named TW Inc.);
   2.   Post-Effective Amendment No. 1 to Registration Statement on
          Form S-4 (Registration No. 333-11471) filed on Form S-8 of
          Time Warner Inc.;
   3.   Post-Effective Amendment No. 2 to Registration Statement on
          Form S-4 (Registration No. 333-11471) filed on Form S-8 of
          Time Warner Inc.;
   4.   Post-Effective Amendment No. 3 to Registration Statement on
          Form S-4 (Registration No. 333-11471) filed on Form S-8 of
          Time Warner Inc.;
   5.   Post-Effective Amendment No. 4 to Registration Statement on
          Form S-4 (Registration No. 333-11471) filed on Form S-8 of
          Time Warner Inc.;
   6.   Post-Effective Amendment No. 5 to Registration Statement on
          Form S-4 (Registration No. 333-11471) filed on Form S-8 of
          Time Warner Inc.;
   7.   Registration Statement on Form S-8 and Post-Effective
          Amendment No. 1 (Registration No. 333-14053) of Time Warner Inc.;
   8. Registration Statement on Form S-3 (Registration No. 333-14611) of Time Warner Inc.;
   9. Registration Statement on Form S-8 (Registration No. 333-27265) of Time Warner Inc.;
   10.  Registration Statement on Form S-3 (Registration No.
          333-32813) of Time Warner Inc. and Time Warner
          Companies, Inc.;
   11.  Registration Statement on Form S-3 (Registration No.
          333-37827) of Time Warner Inc. (and Registration No.
          333-37827-01 of Time Warner Companies, Inc. and prospectus also relates and constitutes a post-effective amendment to Registration No. 333-32813);
          and
   12.  Registration Statement on Form S-8 (Registration No.
          33-61497) of Time Warner Companies, Inc.


  ARTHUR ANDERSEN LLP
  Stamford, Connecticut
  November 3, 1997